Confidential

Subscription Agreement

Note/Warrant Unit Offering

August 2005

Company Communication

Mr. Mark P. McGrath

Datameg Corporation

9 West Broadway, Suite 214

Boston, Massachusetts 02127

+1 413-642-0160

mpgrath@aol.com

DATAMEG CORPORATION

SUBSCRIPTION AGREEMENT

Datameg Corporation

9 West Broadway, Suite 214

Boston, Massachusetts 02127

Ladies and Gentlemen:

Subscription

The undersigned hereby subscribes for that number of units the Company’s Convertible Note/Warrant Units, as set forth on the signature page below. The minimum number of Units that may be subscribed by any subscriber under this offering is one full Unit, and subscribers may subscribe for multiple Units.

Subscriber’s Acknowledgments and Agreements

The undersigned understands, acknowledges and agrees that:

•	This subscription may be accepted or rejected, in whole or in part, by the Company in its sole discretion. The Company shall have no obligation to sell the Units to the undersigned unless and until this Subscription Agreement is accepted by the Company.

•	Except as provided under applicable state securities laws, this subscription is irrevocable, except that the undersigned shall have no obligation under it in the event that the subscription is rejected or the offering of the Units is canceled.

•	No federal or state agency has made any determination as to the fairness of this offering for investment, or any recommendation or endorsement of the Units.

•	Because the Units have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities laws, the undersigned is aware that any resale of the Units may create liability on the undersigned’s part and/or the part of the Company, and agrees not to assign, sell, pledge, transfer or otherwise dispose of any Units unless and until the same is registered under the Securities Act and any applicable state securities laws, or unless and until the Company receives an opinion of counsel satisfactory to the Company that such registration is not required.

The undersigned acknowledges that the Company has made no representations with respect to registration of the Units, that no such registration in the foreseeable future is contemplated, that there can be no assurance that there will be any market for the Units in the future, and that, as a result, the undersigned must be prepared to bear the economic risk of his or her entire investment for an indefinite period of time.

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Subscriber’s Representations and Warranties

The undersigned hereby represents and warrants as follows:

•	The undersigned is acquiring the Units for his or her own account, for investment, not for the interest of any other person, not for resale to any other person, and not with a view to or in connection with any sale or distribution.

•	The undersigned is able to bear the substantial economic risks of an investment in the Company and could afford a complete loss of such investment. The undersigned’s overall commitment to investments which are not readily marketable is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Company will not cause such overall commitment to become excessive. The undersigned has adequate net worth and means of providing for current needs and personal contingencies to sustain a complete loss of the undersigned’s investment in the Company, and the undersigned has no need for liquidity in this investment.

•	The undersigned has substantial knowledge and experience in making investment decisions of this type, and is capable of evaluating the merits and risks of this investment.

•	The undersigned understands that the Company is a development stage enterprise and an investment in the Company involves a high degree of risk.

•	If this Subscription Agreement is executed and delivered on behalf of a partnership, trust, corporation or other entity, the undersigned has been duly authorized to execute and deliver this Subscription Agreement and all other documents and instruments executed and delivered on behalf of such entity in connection with this investment in the Company.

•	The undersigned has business and/or financial experience sufficient to protect his, her or its own interests. The undersigned represents that he, she or it is able to bear the economic risks of this investment.

•	The undersigned is an Accredited Investor, as defined in Regulation D under the Securities Act, on the basis of the qualifications indicated on the Investor Questionnaire which the undersigned has previously completed and returned to the Company.

•	The foregoing representations and warranties are true as of the date of this Subscription Agreement and shall be true as of the date of the closing of the purchase of Units of the Company by the undersigned. If, in any respect, such representations and warranties shall not be true prior to such date, the undersigned will give prompt written notice of such fact to the Company.

Indemnification

The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties contained in this Agreement, and hereby agrees to indemnify and hold harmless the Company and any affiliate thereof, and the officers, directors and employees of the foregoing or any professional advisors thereto from and against any and all loss, damage or liability (including reasonable attorneys’ fees) due to or arising out of a breach of any representation or warranty or failure to fulfill any obligation of the undersigned, whether contained in this Agreement or in any other document, or arising out of the sale or distribution by the undersigned of any securities in violation of the Securities Act or any applicable state securities laws.

Confidentiality

The undersigned hereby agrees, on behalf of himself and his designated representatives, if any, to keep confidential, at all times, any nonpublic information which such person may acquire concerning the Company, whether pursuant to this Agreement, or otherwise. Nothing in this section shall be construed to impose a

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confidentiality obligation on such persons in connection with (i) any information already possessed by such persons, which such persons acquired from sources other than the Company, or (ii) any matter which is or becomes public knowledge, through no act or failure to act by the undersigned or designated representative of the undersigned.

Miscellaneous

•	This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts, transactions and obligations entered into and to be performed in Delaware, without giving effect to principles of conflicts of laws.

•	This Agreement contains the entire agreement between the parties with respect to the subject matter hereof. The provisions of this Agreement may not be modified or waived except in writing and signed by the Company and the undersigned.

Number of Units Purchasedat $25,000 per Unit

Total Amount of Purchase	$

Subscriber’s Taxpayer I.D. or Social Security Number	Signatureof Subscriber
Capacity in which signed (if other than individual)

Subscriber’s name and address (please type or print)

Date:

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THIS SUBSCRIPTION IS SUBJECT TO ACCEPTANCE BY THE COMPANY

Accepted and Agreed:
Datameg Corporation

By:
Mark P. McGrath CEO and President
Date:

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DATAMEG CORPORATION

INDIVIDUAL INVESTOR QUESTIONNAIRE (UNITED STATES)

A.	General Information

1.	Name(s):

2.	Home Address: number and street

3.	Home Telephone: ( )

ElectronicMail (if any)

4.	Date of Birth:

5.	Social Security No. of Purchaser:

Co-Purchaser:

6.	Occupation or Profession:

7.	Employer:

8.	Business Address:

9.	Business Telephone: ( )

10.	Send Mail to: (check one) Home Office Email

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B.	Financial Suitability Requirements

Please CHECK any of the following statements that are applicable to you:

(a)	I certify that I have an individual income of more than $200,000 in each of two most recent calendar years, or joint income with my spouse in excess of $300,000 in each of those years, and I reasonably expect to reach the same income level this calendar year.

(b)	I certify that I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000.

(c)	None of the above apply to me.

C.	Representations

The undersigned represents and warrants to the Company that the information contained in this questionnaire (1) is complete and accurate as of the date of this questionnaire and as of the date you provide funding for your investment to the Company and (2) may be relied upon by the Company.

Signature
Name (Please Type or Print)

Signature of Spouse or Co- Owner if Joint Tenants, Tenants in Common, or Community Property

Name (Please Type or Print)

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Sample

Convertible Promissory Note

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS IT IS REGISTERED OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE.

DATAMEG CORPORATION

5% CONVERTIBLE PROMISSORY NOTE

Principal Amount and Date Issued are as shown on signature page	Boston, Massachusetts

FOR VALUE RECEIVED, Datameg Corporation, a Delaware corporation (the “Maker”), promises to pay to the holder whose name is set forth on the signature page to this Note the principal sum set forth on the signature page to this Note, together with interest on the unpaid principal balance of this Note from time to time outstanding at the rate of 5% per year until paid in full. Principal and interest shall be due and payable one (1) year from the date of this Note set forth on the signature page.

Interest on this Note shall be computed on the basis of a year of 365 days for the actual number of days elapsed. All payments by the Maker under this Note shall be in immediately available funds.

1.	Conversion.

a.    Optional Conversion. During the Conversion Period, the holder of this Note has the right, at his, her or its option, on or prior to payment of all amounts due on this Note to convert the outstanding principal amount of this Note into fully-paid and non-assessable shares of the Maker’s Common Stock, $0.0001 par value per share, at the rate of one (1) share of Common Stock for each $1.00 of the principal amount hereof divided by the Conversion Price Per Share (as indicated in Section 4(g)(4) below).

As used in this Note, “Conversion Period” means the period beginning on the first business day following the date that is six months after the date on which the Maker receives payment in full of the principal amount of this Note and ending on the maturity date of this Note.

In addition, the Maker may elect, at its option and at any time prior to repayment in full, to convert the outstanding principal amount of this Note into fully-paid and non-assessable shares of the Maker’s Common Stock at the rate of one (1) share of Common Stock for each $1.00 of the principal amount hereof divided by the Conversion Price Per Share (as indicated in Section 4(g)(4) below).

In order to exercise this conversion privilege or following conversion by the Maker, the holder of this Note shall surrender this Note to the Maker during usual business hours at the Maker’s principal executive office. If holder is exercising its conversion privilege, this Note shall be accompanied by written notice in form satisfactory to the Maker that the holder elects to convert the principal amount of this Note. Such notice shall also state the name(s) and address(es) in which the certificate(s) issuable upon conversion shall be issued.

b.    Automatic Conversion. If neither you nor the Maker has converted the note to shares during the Conversion Period, then the note will, automatically, without any action by you or the Maker, convert into the number of shares of the Maker’s common stock of the Maker shown above as “Shares on Conversion” (subject to adjustment for stock splits, stock dividends and the like) on the maturity date of this Note.

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c.    Surrender of Note and Delivery of Certificate. When surrendered for conversion, this Note shall, unless the shares issuable on conversion are to be issued in the same name as the name in which this Note is then registered, be duly endorsed by, or accompanied by instruments of transfer in a form satisfactory to the Maker duly executed by the holder or his, her or its fully authorized attorney. As promptly as practicable after the surrender of this Note for conversion, the Maker shall deliver or cause to be delivered at its principal executive office to the holder, or on the holder’s written order, a certificate or certificates for the number of full shares issuable upon the conversion of this Note in accordance with the provision hereof. Such conversion shall be deemed to have been made at the time the notice specified above shall have been sent by the Maker to the holder of this Note (the “Conversion Date”), and the holder in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on the Conversion Date the holder of record of the shares represented thereby.

d.    Fractional Shares. No fractional shares of Common Stock shall be issuable upon conversion of this Note. Neither the holder nor the Maker shall make any payment in respect of any fraction of a share that would otherwise be issuable upon the surrender of this Note for conversion.

e.    Securities Act of 1933. Upon conversion of this Note, the registered holder may be required to execute and deliver to the Maker an instrument, in form satisfactory to the Maker, representing that the registered holder is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended, and that the shares issuable upon conversion hereof are being acquired for investment and not with a view to distribution within the meaning of the Securities Act of 1933, as amended.

2.	Default. This Note shall become immediately due and payable without notice or demand upon the occurrence at any time of any of the following events of default (individually, “an Event of Default” and collectively, “Events of Default”):

a.    default in the payment or performance when due of any principal, premium interest under this Note;

b.    the liquidation, termination of existence, dissolution, business failure of the Maker, or the appointment of a receiver or custodian for the Maker or any part of its property if such appointment is not terminated or dismissed within thirty (30) days; or

c.    the institution by or against the Maker or any endorser or guarantor of this Note of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally or the making by the Maker or any endorser or guarantor of this Note of a composition or an assignment or trust mortgage for the benefit of creditors.

Upon the occurrence of an Event of Default, the holder shall have then, or at any time hereafter, all of the rights and remedies afforded by the Uniform Commercial Code as from time to time in effect in the State of Delaware or afforded by other applicable law.

3.	Prepayment of Principal. This Note may be prepaid in whole or in part any time or from time to time in the sole discretion of the Maker. Any such prepayment shall be without premium or penalty.

4.	General.

a.    Successor and Assigns. This Note, and the obligations and rights of the Maker hereunder, shall be binding upon and inure to the benefit of the Maker, the holder of this Note, and their respective heirs, successors and assigns.

b.    Waiver. No delay or omission on the part of the holder in exercising any right under this Note shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on

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any one occasion be deemed a bar or waiver of the same or any other right on any future occasion. The Maker and every endorser or guarantor of this Note, regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable.

c.    Notices. All notices, requests, consents, and demands shall be made in writing and shall be mailed postage prepaid, or delivered by hand, to the Maker or to the holder hereof at their respective addresses set forth below or to such other address as may be furnished in writing to the other party hereto:

If to the Holder, at the address set forth in Section 10(g) below.

If to the Maker:

Datameg Corporation

9 West Broadway, Suite 214

Boston, Massachusetts 02127

d.    Currency. All payments shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.

e.    Saturdays, Sundays, Holidays. If any date that may at any time be specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday, or on a day which in Boston, Massachusetts shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday, or legal holiday.

f.    Governing Law. All rights and obligations hereunder shall be governed by the laws of the State of Delaware and this Note is executed as an instrument under seal.

g.    Specific Note Information:

(1)	Name of Investor/Holder:
(2)	Principal Amount of Note: $
(3)	Date of Note (date funds received):
(4)	Conversion Price Per Share: $
(5)	Address of Investor/Holder:
AddressLine 2:
City/State,Zip:
Email(if any):

IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument by the duly authorized representative of the Maker, effective as of the date written in Section 10(g)(3) above.

Datameg Corporation

By:
Mark P. McGrath CEO and President

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Sample

Warrant for Common Stock

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

DATAMEG CORPORATION

WARRANT TO PURCHASE COMMON STOCK

This certifies that, for value received, the investor whose name appears on the signature page (the “Holder”), is entitled to subscribe for and purchase up to the number of shares indicated on the signature page (subject to adjustment from time to time pursuant to the provisions of Section 5 hereof) of fully paid and nonassessable Common Stock of DATAMEG CORPORATION, a Delaware corporation (the “Company”), at the Warrant Price (as defined in Section 2 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

As used herein, the term “Common Stock” shall mean the Company’s presently authorized Common Stock, $0.0001 par value per share, and all securities of the Company into or for which such Common Stock may hereafter be converted or exchanged.

1. Term of Warrant. The purchase or conversion right represented by this Warrant is exercisable, in whole or in part, at any time (a) beginning on the Warrant Grant Date set forth in Section 10(h)(3) below and (b) ending on 24 months after the Conversion Date of the Convertible Promissory Note issued to the Holder on the Warrant Grant Date set forth in Section 10(h)(3) below.

2. Warrant Price. The initial exercise price of this Warrant is set forth in Section 10(h)(4) below, and is subject to adjustment from time to time pursuant to the provisions of Section 5 hereof (the “Warrant Price”).

3. Method of Exercise or Conversion; Payment; Issuance of New Warrant.

(a) Exercise. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of the Company and by the payment to the Company, by check or wire transfer, of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which (a) the Company receives this Warrant at its principal office (with the notice of exercise form attached hereto as Exhibit 1 duly executed) and (b) the Holder pays (by cash or cashless exercise) the Warrant Price to the Company (the “Warrant Exercise Date”). In the event of any exercise of this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof within 21 days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the holder hereof within such 21 day period.

(b) Conversion. Subject to Section 1 hereof, the Holder may convert this Warrant (the “Conversion Right”), in whole or in part, into the number of Warrant Shares calculated pursuant to the following formula by surrendering this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of the Company specifying the number of Warrant Shares the rights to purchase which the Holder desires to convert:

X = Y (A – B)

          A

where:	X =	the number of shares of Common Stock to be issued to the Holder;

	Y =	the number of shares of Common Stock subject to this Warrant for which the Conversion Right is being exercised;

	A =	the fair market value of one share of Common Stock;

	B =	the Warrant Price

As used in this Warrant, the “fair market value” of a share of Common Stock means with respect to each share of Common Stock (a) the closing price per share of the Company’s Common Stock (b) on the principal national securities exchange on which the Common Stock is then listed or admitted to trading or (c) if not then listed or admitted to trading on any such exchange, on the NASDAQ National Market System or (d) if not then listed or traded on any such exchange or system, the average of the bid and offer price per share on the Over-the-Counter Bulletin Board system, (e) in each case averaged over the ten business day period beginning (i) nine business days before the Warrant Exercise Date and (ii) ending on the Warrant Exercise Date. If at any time such quotations are not available, the current fair market value of a share of Common Stock shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of a share of Common Stock shall be deemed to be the value received by the holders of the Company’s Common Stock for each share of Common Stock pursuant to the Company’s acquisition. The Company agrees that the shares so converted shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered as aforesaid. In the event of any conversion of this Warrant, certificates for the shares of stock so converted shall be delivered to the holder hereof within 21 days thereafter and, unless this Warrant has been fully converted or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been converted, shall also be issued to the holder hereof within such 21 day period.

4. Stock Fully Paid; Reservation of Shares. All Common Stock which may be issued upon the exercise or conversion of this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

5. Adjustment of Purchase Price and Number of Shares. The kind of securities purchasable upon the exercise of this Warrant, the Warrant Price and the number of shares purchasable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

(a) Reclassification, Consolidation or Merger. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant, or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, or merger by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. No consolidation or merger of the Company with or into another corporation referred to in the first sentence of this subsection (a) shall be consummated unless the successor or purchasing corporation referred to above shall have agreed to issue a new Warrant as provided in this Section 5. The provisions of this subsection (a) shall similarly apply to successive reclassification, changes, consolidations, mergers and transfers.

(b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

(c) Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in, or make any other distribution with respect to Common Stock (except any distribution specifically provided for in the foregoing subparagraphs (a) or (b)) of, Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

(d) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to any of Sections 5(a) through (c), the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

6. Notice of Adjustments. Whenever any Warrant Price shall be adjusted pursuant to Section 5 hereof, the Company shall prepare a written or electronic mail notice setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment and the number of shares then purchasable upon exercise of this Warrant, and shall cause copies of such notice to be mailed (by electronic mail or first class mail, postage prepaid) to the Holder at the address specified in Section 10(d) hereof, or at such other address (including electronic mail address) as may be provided by or on behalf of the Holder to the Company.

7. Fractional Shares. No fractional shares of Common Stock shall be issuable upon exercise of this Warrant. Neither the Holder nor the Company shall make any payment in respect of any fraction of a share that would otherwise be issuable upon the exercise of this Warrant.

8. Compliance with the Act. The holder of this Warrant, by acceptance hereof, represents that the holder is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended and agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment for such holder’s own account and not with a view toward distribution thereof, and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof unless this Warrant has been registered under the Act and applicable state securities laws or (i) registration under applicable state securities laws is not required and (ii) an opinion of counsel satisfactory to the Company is furnished to the Company to the effect that registration under the Act is not required.

9.	Transfer and Exchange of Warrant.

(a) Transfer. The rights granted to the Holder hereof may be transferred or succeeded to only by any other Holder or any general or limited partner, officer or other affiliate (within the meaning of Rule 144 under the Act) of any Holder, and who is not directly or indirectly a competitor of the Company or a partner, officer, director, employee or owner of more than 1% of the outstanding securities of any direct or indirect competitor of the Company; provided, however, that the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned.

(b) Exchange. Subject to compliance with the terms hereof, this Warrant and all rights hereunder are transferable, in whole or in part, at the office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable; provided, that the last holder of this Warrant as registered on the books of the Company may be treated by the Company and all persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant or to transfer hereof on the books of the Company, any notice to the contrary notwithstanding, unless and until such holder seeks to transfer registered ownership of this Warrant on the books of the Company and such transfer is effected.

10.	Miscellaneous.

(a) No Rights as Shareholder. Except as provided in the Agreement, no holder of the Warrant or Warrants shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant or Warrants shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

(b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement, or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

(c) Notice of Capital Changes. In case:

(1) the Company shall declare any dividend or distribution payable to the holders of its Common Stock;

(2) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or business organization; or

(3) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give the holder of this Warrant written notice, in the manner set forth in subparagraph (d) below, of the date on which a record shall be taken for such dividend, or distribution or for determining shareholders entitled to vote upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transaction shall take place, as the case may be. Such written notice shall be given before the closing of the transaction in question.

(d) Notice. Any notice under this Warrant shall be given by electronic mail or in writing. Any notice under this Warrant shall be deemed to have been given upon the earlier of delivery thereof by hand delivery, by courier, or by standard form of telecommunication or three (3) business days after the mailing thereof if sent registered mail with postage prepaid, addressed to the Company at its principal executive offices and to the Holder at its address set forth in the Company’s books and records or at such other address as the Holder may have provided to the Company in writing.

(e) No Impairment. Subject to Section 10(g) below, the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions in the Warrant.

(f) Governing Law. This Warrant shall be governed by and construed under the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(g) Amendments and Waivers. Except as otherwise expressly set forth in this Warrant, any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least a majority of the Warrants then outstanding (calculated on the basis of the number of shares of Common Stock purchasable upon exercise thereof); provided, that the Warrants may be amended with the consent of the holders of less than all Warrants only in a manner that affects all Warrants in the same or substantially similar fashion. No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

(h)	Specific Warrant Information:
(1) Name of Investor/Holder:
(2) Number of Warrant Shares:
(3) Warrant Grant Date:
(4) Warrant Exercise Price Per Share: $

IN WITNESS WHEREOF, this Warrant is executed as of the date written in Section 10(h) above.

Datameg Corporation

By:
Mark P. McGrath CEO and President

EXHIBIT 1

NOTICE OF WARRANT EXERCISE

TO:	Datameg Corporation

9 West Broadway, Suite 214

Boston, MA 02127

1.     Please check the box that applies:

☐	Paying Exercise Price. The undersigned hereby (1) elects to purchase shares of Common Stock of Datameg Corporation pursuant to the terms of the attached Warrant and (2) tenders herewith payment of the purchase price of such shares in full.

☐	Cashless Exercise. The undersigned hereby elects to convert % (whole number percentage) of the attached warrant into shares of Common Stock of Datameg Corporation pursuant to the cashless exercise provisions of the attached Warrant. Please mail or fax this form to Datameg Corporation. Datameg will compute the number of shares required to pay the total exercise price based on the terms of Section 3 of the Warrant.

2.     Please issue a certificate representing shares of Datameg Common Stock in the name of the undersigned or in such other name as is specified below:

Name:
Address:

City,State, Zip Code

3.     The undersigned represents that the shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Sign this document only when when you exercise your warrant

Signature

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